SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2002
                                                         -----------------

                       FIRST NIAGARA FINANCIAL GROUP, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    0-23975                   16-1545669
----------------------------    ---------------------        -------------------
(State or Other Jurisdiction    (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
---------------------------------------------------------             ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 6, 8 and 9:   Not Applicable.

Item 5. Other Events

      On November 15, 2002, First Niagara Financial Group, Inc. (the "Company") issued a press release reporting that First Niagara Bank, has received approval from the Office of Thrift Supervision (OTS) for the second step conversion of First Niagara Financial Group, MHC, the mutual holding company for First Niagara Financial Group, Inc. Additionally, the Company reported information regarding the conversion, offering and First Niagara Financial Group's Stock Information Center. A copy of the press release is filed as exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits.

      Exhibit No.                Description
      -----------                -----------

      99.1                       Press release dated November 15, 2002

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: November 18, 2002                By: /s/ Paul J. Kolkmeyer
                                           -------------------------------------
                                       Paul J. Kolkmeyer
                                       Executive Vice President, Chief Operating
                                       Officer and Chief Financial Officer
                                       (Duly authorized representative)